UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2014

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

350 Park Avenue, 20th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

On May 21, 2014, MFA Financial, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York for the purpose of:  (i) electing two Class I directors to serve on the board of directors (the “Board”) until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) considering and voting on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; (iii) considering and voting on an advisory (non-binding) resolution to approve the Company’s executive compensation and (iv) considering and voting on an amendment to the Company’s Charter to eliminate the classification of the Company’s Board of Directors.

As disclosed in the Company’s proxy materials previously filed with the Securities and Exchange Commission, as of March 25, 2014 (the record date for stockholders of the Company entitled to notice of and to vote at the Annual Meeting), the Company had issued and outstanding 366,642,420 shares of common stock, each of which was entitled to one vote at the Annual Meeting.  A quorum of 325,635,895 shares of common stock of the Company, which represented approximately 88.8% of the issued and outstanding shares common stock, was present in person or by proxy at the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The two nominees for election to the Board were elected to serve on the Board until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify, based on the following votes:

Name of Class I				Broker
Nominee	For	Against	Abstain	Non-Votes

Stephen R. Blank	251,067,848	3,889,430	620,890	70,057,727

William S. Gorin	252,755,178	2,201,916	621,074	70,057,727

As indicated above, each of the nominees for director received over a majority of votes cast on a per director basis.

Proposal 2.  The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, was approved, based on the following votes:

For	Against	Abstentions

323,897,661	810,354	927,880

Proposal 3.  The proposal to consider, on an advisory (non-binding) basis, the Company’s executive compensation was approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes

233,130,522	20,616,382	1,831,264	70,057,727

Proposal 4.  The proposal to amend the Company’s Charter to eliminate the classification of the Board of Directors, which, under the terms of the Company’s Charter, required the affirmative (i.e., “for”) vote of not less than 80% (or 293,313,936) of all the votes entitled to be cast at the Annual Meeting, was not approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes

251,066,553	2,503,889	2,007,726	70,057,727

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and
General Counsel

Date:  May 22, 2014